UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 30, 1996


                          WEBSTER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                         0-15213                   06-1187536
    --------                         -------                   ----------
 (State or Other                  (Commission                (IRS Employer
 Jurisdiction of                  File Number)             Identification No.)
 Incorporation)


                   Webster Plaza, Waterbury, Connecticut 06720
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (203) 753-2921




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Webster Financial Corporation ("Webster") announced that it has received approval from its primary regulator, the Office of Thrift Supervision to acquire DS Bancor, Inc. ("DS Bancor") on a stock for stock basis in a tax-free exchange. Shareholders of DS Bancor will receive 1.14158 shares of Webster common stock for each share of DS Bancor common stock. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(a)         Not applicable.

(b)         Not applicable.

(c)         Exhibits.

               99.  Press Release of Webster dated December 30, 1996.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEBSTER FINANCIAL CORPORATION
                                            (Registrant)

                                        /s/ John V. Brennan
                                            --------------------
                                             John V. Brennan
                                             Executive Vice President,
                                             Chief Financial Officer
                                             and Treasurer


Date: January 2, 1997